                                                                   EXHIBIT 10.2

                               AMENDMENT NO. 2
             (DATED APRIL 14, 1998 FOR REFERENCE PURPOSES ONLY)

                         TO LEASE DATED APRIL 15, 1994

                BETWEEN PRESBYTERIAN HEALTH FOUNDATION, AS LANDLORD
     AND UROCOR, INC. FORMERLY KNOWN AS CYTODIAGNOSTICS, INC., AS TENANT

WHEREAS, Landlord and Tenant are the parties to the above described Lease for the Building located at 800 N. Research Parkway; and,

Landlord and Tenant mutually desire to amend the above described Lease, (amended via Amendment No. 1 dated April 14, 1997) as follows:

The provisions of this Amendment No. 2 shall supersede and control any inconsistent provisions contained in the Lease, regardless of whether such inconsistent provisions are contained in the printed portion of the Lease or any rider, addendum or exhibit annexed thereto.

Amended Building:                       Tenant will relocate its Premises to
                                        the Building to be constructed at an
                                        address known as 840 Research Parkway
                                        Building II, Oklahoma City, OK

Amended Leased Premises:                The Leased Premises will change to
                                        all of floors 1, 3 & 5 and
                                        approximately 12,219 rentable square
                                        feet on the 2nd floor and 14,924
                                        rentable square feet on the 4th floor
                                        of the Building. This totals
                                        approximately 101,526 rentable square
                                        feet at 840 Research Parkway. The
                                        Rentable Area of the Building is
                                        122,307 square feet. Tenant currently
                                        occupies 59,416 rentable square feet.
                                        This equates to an overall increase
                                        of 42,110 rentable square feet. The
                                        exact square footage to be calculated
                                        at a later date but prior to Tenant
                                        move in. Rent will be based on the
                                        following:


                                                 Tenant's Actual                       Rentable Square Feet
                                        Rentable Square Footage Occupied           on which lease rate is based
                                        --------------------------------           ----------------------------
                                        is greater than or equal to 84,416 but              84,416
                                        less than 90,916

                                        is greater than or equal to 90,916 but              90,916
                                        less than 97,550

                                        is greater than or equal to 97,550         the actual rentable square footage
                                                                                   occupied


Amended Lease Commencement:             Estimated to be January 1, 1999 (See
                                        paragraph 3.1, page 7 of the Lease)

Amended Lease Expiration:               Estimated to be December 31, 2013,
                                        unless terminated earlier as
                                        specified below by the "Amended
                                        Option to Terminate".

Amended Tenant Improvement Allowance:   Limited to $27.00 per actual rentable
                                        square foot leased based on the
                                        estimated 101,526 rentable square
                                        feet. Any excess cost of Tenant
                                        Improvements shall be the
                                        responsibility of the Tenant.

Inducement:                             Landlord agrees to reimburse Tenant
                                        an amount not to exceed $300,000 for
                                        previous Tenant-paid leasehold
                                        improvements. This is subject to
                                        Landlord's review of the proper
                                        documents and mutual agreement by
                                        both parties.

Amended Annual and Monthly Rent         The Amended Annual and Monthly Rent
                                        shall follow the Time Periods and
                                        Rental Amount per Rentable Square
                                        Foot as shown below:

                                        Time Period   Rental Amount per Rentable Square Foot
                                        -----------   --------------------------------------
                                        1/99 - 6/99                   $10.00
                                        7/99 - 6/01                    11.50
                                        7/01 - 6/03                    12.50
                                        7/03 - 6/05                    13.50
                                        7/05 - 12/2013                 15.50

Amended Security Deposit:               A total of $84,605.00(equal to first
                                        month's rent).

Amended Option to Terminate:            Tenant may terminate this Lease at
                                        the end on the last day of the tenth
                                        (10th) year estimated to be December
                                        31, 2008 provided: (a) Tenant gives
                                        Landlord a minimum of 180 days prior
                                        written notice of Tenant's intent to
                                        terminate; and, (b) Tenant pays
                                        Landlord, at time such notice is
                                        given, the sum of $1,573,653. Such
                                        payment shall, however, be waived if
                                        (a) Tenant relocates its principal
                                        offices and facilities within three
                                        (3) months following such termination
                                        to another building within the same
                                        research park in which the Building
                                        is located, and (b) either owns such
                                        other building or leases at least
                                        101,526 square feet of space in such
                                        building under a binding lease with a
                                        term of not less than ten (10) years.

Amended Exhibit "A":                  Exhibit "A" of the Lease, Legal
                                        Description of Property, will be
                                        replaced with the attached Exhibit
                                        "A-1". All references in the Lease
                                        to Exhibit "A" shall now refer to
                                        Exhibit "A-1".

Amended Option to Expand:               Paragraph 48, page 25 of the Lease,
                                        Option to Expand, Item (i) shall be
                                        modified as follows: (a) the amount
                                        provided herein (which is $27.00 per
                                        square foot for Tenant Improvements)
                                        prorated for the remainder of the
                                        Term.

Both parties agree to the terms of the Lease Agreement as amended by Amendment No. 1 and this Amendment No. 2 and the Lease Agreement shall continue in full force and effect

Landlord: Presbyterian Health           Tenant: UROCOR, Inc.
Foundation




/s/ Dennis McGrath                      /s/ William A. Hagstrom
----------------------------------      ----------------------------------
Dennis McGrath, Vice President          William A. Hagstrom, President/CEO


Date: 6/17/98                           Date: 6/16/98
      ----------------------------            ----------------------------

                              EXHIBIT ""A-1''

LEGAL DESCRIPTION

A tract of land lying in the North Half of Section 34. Township 12 North, Range 3 West of the Indian Meridian, also being a part of Block J, OAK PARK ADDITION, and part of Block 24, and 25, MAYWOOD ADDITION, according to the recorded plats thereof, Oklahoma County, Oklahoma, being described as follows:

COMMENCING at the intersection of the centerline of N.E. 8th Street and the centerline of N. Lincoln Blvd.:

THENCE South 89DEG.51'16'' West a distance of 105.00 feet;

THENCE South 00DEG.07'23'' East a distance of 40.00 feet to the POINT OF BEGINNING.

THENCE continuing South 00DEG.07'23'' East a distance of 417.60 feet;

THENCE South 89DEG.52'37'' West a distance of 60.00 feet;

THENCE South 00DEG.07'23'' East a distance of 419.77 feet;

THENCE South 89DEG.52'37'' West a distance of 524.91 feet;

THENCE North 00DEG.05'09'' West a distance of 77.56 feet;

THENCE South 89DEG.54'30'' West a distance of 25.00 feet;

THENCE North 00DEG.03'19'' West a distance of 341.04 feet;

THENCE North 16DEG.30'17'' West a distance of 60.00 feet;

THENCE North 73DEG.29'43'' East a distance of 18.25 feet;

THENCE North 16DEG.30'17'' West a distance of 277.36 feet to a point on the Southerly Right-Of-Way Line for N.E. 7th Street;

THENCE along said Right-Of-Way, North 64DEG.30'54'' East a distance of 48.37 feet to a point of curvature;

THENCE continuing on said Right-Of-Way on the Arc of a Curve to the Right, said curve having a Radius of 615.43 feet and an Arc distance of 242.82 feet, (said curve being subtended by a Chord bearing North 75DEG.49'05'' East, a Chord length of 241.25 feet) to a point;

THENCE continuing on said Right-Of-Way on a line not tangent to last described curve, North 79DEG.46'11'' East a distance of 60.96 feet;

THENCE on said Right-Of-Way, North 89DEG.53'14'' East a distance of 349.35 feet to the Point Of Beginning.

Said tract of land contains 489,894 Square Feet or 11.2464 Acres more or less.